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                                                                    Exhibit 99.3



                            AKAMAI TECHNOLOGIES, INC.


                                  $250,000,000

                                Principal Amount
                 5-1/2% Convertible Subordinated Notes due 2007

                               Purchase Agreement

                                  June 15, 2000








                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
                        MORGAN STANLEY & CO. INCORPORATED
                            SALOMON SMITH BARNEY INC.
                           THOMAS WEISEL PARTNERS LLC




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                 5-1/2% Convertible Subordinated Notes due 2007

                          of AKAMAI TECHNOLOGIES, INC.

                               PURCHASE AGREEMENT


                                                                   June 15, 2000


DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
THOMAS WEISEL PARTNERS LLC
c/o Donaldson, Lufkin & Jenrette
         Securities Corporation
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

         AKAMAI TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC (each an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS") an aggregate of $250,000,000 in principal amount of its 5.5% Convertible Subordinated Notes due 2007 (the "FIRM NOTES"), subject to the terms and conditions set forth herein. The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $50,000,000 principal amount of its 5-1/2% Convertible Subordinated Notes due 2007 (the "ADDITIONAL NOTES"), if requested by the Initial Purchasers as provided in Section 2 hereof. The Firm Notes and the Additional Notes are herein collectively referred to as the "NOTES". The Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), between the Company, and State Street Bank and Trust Company, as trustee (the "TRUSTEE"), pursuant to which the Notes, as provided therein, will be convertible at the option of the holders thereof into shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"). The Notes and the Common Stock issuable upon conversion thereof are herein collectively referred to as the "SECURITIES". The Securities and the Indenture are more fully described in the Offering Memorandum (as hereinafter defined). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

         1. OFFERING MEMORANDUM. The Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared a preliminary offering memorandum, dated June 12, 2000 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum, dated June 15, 2000

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(the "OFFERING MEMORANDUM"), relating to the Notes. As used herein, the term Offering Memorandum shall include each of the documents incorporated by reference therein (the "Incorporated Documents").

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                  "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

              (1) REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL BUYER, or "QIB" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT),

              (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF THE COMPANY SO REQUESTS AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

              (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF

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         REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A
         PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."




         2.       AGREEMENTS TO SELL AND PURCHASE.

                  (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, the principal amount of Firm Notes set forth opposite its name as set forth on Schedule A hereto at a purchase price equal to 97% of the principal amount thereof (the "Purchase Price").

                  (b) On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell the Additional Notes and (ii) the Initial Purchasers shall have a right, but not the obligation, to purchase, severally and not jointly, the Additional Notes, from the Company at the Purchase Price. Additional Notes may be purchased solely for the purpose of covering over-allotments made in connections with the Offering of the Firm Notes. The Initial Purchasers may exercise their right to purchase Additional Notes at one time in whole or in part by giving written notice thereof to the Company at any time within 30 days after the date of this Agreement. Donaldson, Lufkin & Jenrette Securities Corporation shall give any such notice on behalf of the Initial Purchasers and such notice shall specify the aggregate principal amount of Additional Notes to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Notes are to be purchased, each Initial Purchaser, severally and not jointly, agrees to purchase from the Company the principal amount of Additional Notes which bears the same proportion to the total principal amount of Additional Notes to be purchased from the Company as the principal amount of Firm Notes set forth opposite the name of such Initial Purchaser in Schedule A bears to the total principal amount of Firm Notes.

         3. TERMS OF OFFERING. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchaser reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS") and (ii) not more than five (5) other institutional "accredited investors," as defined in Rule 501(a) (1),(2),(3) or (7) under the Act, that make certain representations and agreements to the Company (each, an "ACCREDITED INSTITUTION"), (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer the Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Securities constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, a shelf registration statement pursuant to Rule 415 under the Act (the "REGISTRATION STATEMENT") relating to the resale by certain holders of the Securities and to use its reasonable best efforts to cause such Registration Statements to be

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
declared and remain effective and usable for the periods specified in the Registration Rights Agreement. This Agreement, the Indenture, the Notes, and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS"

         4.       DELIVERY AND PAYMENT

                  (a) Delivery of, and payment of the Purchase Price for, the Firm Notes shall be made at the offices of Hale and Dorr LLP or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on June 20, 2000 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company shall agree in writing. The time and date of such delivery and the payment for the Firm Notes are herein called the "CLOSING DATE".

                  (b) Delivery of, and payment for, any Additional Notes to be purchased by the Initial Purchasers shall be made at the offices of Hale and Dorr LLP at 9:00 a.m. New York City time, on the date specified in the exercise notice given by Donaldson, Lufkin & Jenrette Securities Corporation pursuant to
Section 2(b) or such other time on the same or such other date as the Initial Purchasers and the Company shall agree in writing. The time and date of delivery and payment for any Additional Notes are hereinafter referred to as an "OPTION CLOSING DATE".

                  (c) One or more of the Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Notes (collectively, the "GLOBAL NOTE"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), in each case with any transfer taxes thereon payable in connection with the transfer of the Notes to the Initial Purchasers duly paid by the Company, against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

         5. AGREEMENTS OF THE COMPANY The Company hereby agrees with the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly upon receipt by the Company of written notice, and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Memorandum untrue or that requires any additions to or changes in the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

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                  (b)      To furnish the Initial Purchasers and those persons
identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales in order to make the statements therein, in light of the circumstances under which they were made, not misleading or as necessary to comply with applicable law.

                  (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

                  (e) Prior to the sale of all Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                  (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated

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statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (g) So long as the Notes are outstanding, to furnish to the Initial Purchasers, upon their reasonable request, copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

                  (h) So long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

                  (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement and the other Operative Documents, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Securities, (vi) all expenses and listing fees in connection with the application for quotation of the Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Notes, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Registration Statement, on the terms set forth in the Registration Rights Agreement, (xi) all expenses and listing fees in connection with the application for listing the Common Stock on the NASDAQ National Market and (xii) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and Section 11, the Initial Purchasers will pay all of its costs and expenses, including fees and disbursements of its counsel, transfer taxes payable on resale of any of the Notes by them and any advertising expenses connected with any offers it may make.

                  (j) To use its reasonable best efforts to effect the inclusion of the Notes in PORTAL and to maintain the listing of the Notes on PORTAL for so long as the Notes are outstanding.

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                  (k)      To obtain the approval of DTC for "book-entry"
transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (l) To cause the Common Stock issuable upon conversion of the Notes to be duly included for quotation on the Nasdaq Stock Market's National Market (the "NASDAQ NATIONAL MARKET") prior to the Firm Closing Date subject to notice of official issuance. The Company will use its reasonable best efforts that such Common Stock remain included for quotation on the Nasdaq National Market or any other national securities exchange following the Firm Closing Date for so long as any shares of Common Stock remain registered under the Exchange Act.

                  (m) The Company shall not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause
(i) or (ii) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), except to the Initial Purchasers pursuant to this Agreement, for a period of 90 days after the Closing Date without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated. Notwithstanding the foregoing, during such period (i) the Company may grant stock options and issue shares of Common Stock pursuant to the Company's existing stock option and stock purchase plans, the Network24 Communications, Inc. 1997 Stock Option Plan, the Third Amended and Restated 1998 Stock Option Plan of INTERVU Inc, the 1996 Stock Option Plan of INTERVU Inc. and the Netpodium Inc. 1998 Stock Option/Stock Issuance Plan, (ii) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (iii) may issue shares in exchange for all of the equity or substantially all of the equity or assets of a company in connection with a merger or acquisition by the Company, so long as prior to any such issuance the Company shall have notified the Initial Purchasers and the recipients of such shares shall have agreed with the Initial Purchasers in writing to be bound by the terms of the lock-up agreement in the form attached hereto as Exhibit B for a period of 90 days after the date of the Offering Memorandum. The Company also agrees not to file any registration statement (other than as contemplated by the Registration Rights Agreement) with respect to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days after the Closing Date without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated. The Company shall, prior to or concurrently with the execution of this Agreement, deliver (i) an agreement in the form of Exhibit B here executed by each of the directors and executive officers of the Company and (ii) an agreement in the form of Exhibit C hereto executed by each stockholder listed on Annex I hereto to the effect that, except as specifically set forth in those agreements, such person will not, during the period commencing on the date such person signs in each case such agreement and ending 90 days after the date specified therein without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated, (A) engage in any of the transactions described in the first sentence of this paragraph or (B) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

                  (n) Assuming compliance by the Initial Purchasers with their obligations hereunder, not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined

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
in the Act) that would be integrated with the sale of the Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Notes under the Act.

                  (o) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                  (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

                  (q) To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

         6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. As of the date hereof, the Company represents and warrants to, and agrees with, the Initial Purchasers that:

                  (a) The Offering Memorandum does not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued. The Incorporated Documents, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

                  (b) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own its property and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable.

                  (d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN").

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been validly executed and delivered by the Company. When the Indenture has been duly executed and delivered by the Company, the Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (g) The Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

                  (h) The Notes are convertible into Common Stock in accordance with the terms of the Indenture; the shares of Common Stock initially issuable upon conversion of the Notes have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable, will conform to the description thereof contained in the Offering Memorandum and will be duly authorized for listing on the Nasdaq National Market, subject to notice of official issuance; the Company has the authorized and outstanding capital stock as set forth in the Offering Memorandum; the issuance of the Notes is not, and the Common Stock issuable upon conversion thereof will not be subject to any preemptive or similar rights.

                  (i) The Registration Rights Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and
(iii) the indemnification provisions of the Registration Rights Agreement may be unenforceable as a matter of public policy. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

                  (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Operative Documents will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any of its subsidiaries or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Operative Documents, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                  (k) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

                  (l) Each of the Company and its subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

                  (m) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (n) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, other than those which, if not so possessed, would not have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described the Offering Memorandum.

                  (o) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries taken as a whole, in each case except as described in the Offering Memorandum.

                  (p) PricewaterhouseCoopers LLP are independent public accountants with respect to the Company and Network 24 Communications, Inc. and Ernst & Young, LLP were, for the year ended December 31, 1999, independent public accountants for INTERVU Inc., as required by the Act and the Exchange Act.

                  (q) The historical financial statements, together with related schedules and notes incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (r) The pro forma financial information of the Company included in the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

                  (s) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (t) The Company or its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business now operated by it, and neither the Company nor any of its subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably likely to have a Material Adverse Effect.

                  (u) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Offering Memorandum, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

                  (v) The Company and its subsidiaries are insured by the insurers of recognized financial responsibility against such losses and risks and in such amounts as, in the Company's reasonable judgment, are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in the Offering Memorandum.

                  (w) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (x) Other than (a) the Fourth Amended and Restated Registration Rights Agreement, dated September 20, 1999, (b) the Declaration of Registration Rights, dated January 24, 2000, (c) the INTERVU, Inc. and Josepthal & Co. Inc. and Cruttenden Roth Incorporated Advisors Warrant Agreement dated as of June 18, 1998 (the "1998 Intervu Agreement") and (d) the INTERVU, Inc. and Josepthal Lyon & Ross Incorporated and Cruttenden Roth Incorporated Advisors Warrant Agreement dated as of November 19, 1997 (the "1997 Intervu Agreement"), in each case by and among the Company and the persons named therein, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company. No such contract, agreement or understanding contains a provision requiring the Company to include such securities with the Notes registered pursuant to any Registration Statement, except as has been waived or, in the case of the 1998 Intervu Agreement and the 1997 Intervu Agreement, which the Company will use its best efforts to have waived by the parties thereto.

                  (y) To the Company's knowledge, no officer or director of the Company or any of its subsidiaries is in breach or violation of any employment agreement, non-competition agreement, confidentiality agreement, or other agreement restricting the nature or scope of employment to which such officer or director is a party, and, to the Company's knowledge, the conduct of the business, as described in the Offering Memorandum, will not result in a breach or violation of any such agreement.

                  (z) There are no outstanding options to acquire shares of capital stock of the Company except as disclosed in the Offering Memorandum and except as have been granted under (i) the Second Amended and Restated 1998 Stock Incentive Plan, (ii) the Network24 Communications, Inc. 1997 Stock Option Plan,
(iii) the Third Amended and Restated 1998 Stock Option Plan of INTERVU Inc.,
(iv) the 1996 Stock Option Plan of INTERVU Inc. and (v) the Netpodium Inc. 1998 Stock Option/Stock Issuance Plan, and (v) the 1999 Employee Stock Purchase Plan.

                  (aa) There are no outstanding warrants to acquire shares of capital stock of the Company except as disclosed in the Offering Memorandum and except as have been granted under the 15% Senior Subordinated Notes and Warrants to Purchase Common Stock Purchase Agreement dated as of May 7, 1999.

                  (bb) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of it has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                  (cc) No "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, or any securities of the Company.

                  (dd) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, (ii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries, except in each case as described in the Offering Memorandum.

                  (ee) The Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                  (ff) When the Notes are issued and delivered pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (gg) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, or any of its representatives (other than the Initial Purchasers, as to whom the Company makes no representation) in connection with the offer and sale of the Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof, except under the Company's stock option and stock purchase plan and in connection with the acquisitions of Network 24 and INTERVU (including stock option plans of such companies assumed in connection with such acquisitions).

                  (hh) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (ii) No registration under the Act of the Securities is required for the sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in
Section 7 hereof.

                  (jj) Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

                  The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         7. INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company:

                  (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Notes.

                  (b) Such Initial Purchaser (A) is not acquiring the Securities with a view to any distribution thereof or with any present intention of offering or selling any of the Securities in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Securities only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) not more than five (5) Accredited Institutions that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum. Such Initial Purchaser agrees that it will provide each person to whom it offers the Securities a copy of the Offering Memorandum prior to the acceptance of any consideration for such Securities from such person.

                  (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Securities pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Securities only from, and will offer to sell the Securities only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Securities only to, and will solicit offers to buy the Securities only from (A) Eligible Purchasers that Such Initial Purchaser reasonably believes are QIBs,
(B) Accredited Institutions who make the representations contained in, and execute and return to the Initial Purchaser, a certificate in the form of Annex A attached to the Offering Memorandum, that agree that (x) the Securities purchased by them may be resold, pledged or otherwise transferred other than pursuant to the Registration Statement or upon furnishing evidence satisfactory to the Company that the Securities are exempt from the registration requirement under the Act, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Securities (the form of which is substantially the same as Annex B to the Offering Memorandum) and, if requested by the Company, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Securities or an interest therein is transferred a notice substantially to the effect of the foregoing.

                  (e) Such Initial Purchaser further represents and agrees that (1) it has not offered or sold and will not offer or sell any Securities to persons in the United Kingdom prior to the expiration of the period of six months from the issue date of the Securities, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (f) Such Initial Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Such Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

                           Each Initial Purchaser acknowledges that the Company,
for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and each Initial Purchaser hereby consents to such reliance.

         8.       INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto) or the Preliminary Offering Memorandum or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished in writing to the Company by such Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Offering Memorandum, as then amended or supplemented, (so long as such Final Offering Memorandum and any amendment or supplement thereto was provided by the Company to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in such Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum, as so amended or supplemented.

                  (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company to the same extent as the foregoing indemnity from the Company to the Initial Purchasers but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with the written consent of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (after Initial Purchaser's discounts or commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Securities, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           The Company and the Initial Purchasers agree that it
would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Securities purchased by each of the Initial Purchasers hereunder, and not joint.

                  (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchasers to purchase the Firm Notes under this Agreement on the Closing Date and the Additional Notes, if any, on any Option Closing Date are subject to the satisfaction of each of the following conditions.

                  (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date, or on the Option Closing Date, if any, with the same force and effect as if made on and as of the Closing Date or on the Option Closing Date, if any.

                  (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the

Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and
(iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                  (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum.

                  (d) You shall have received on the Closing Date a certificate, dated the Closing Date, and on an Option Closing Date, if any, dated such Option Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 6(dd), 9(a) and 9(b) and stating that the Company has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date or Option Closing Date, as the case may be.

                  (e) You shall have received on the Closing Date and each Option Closing Date, if any, an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date or such Option Closing Date, as the case may be, of Hale and Dorr, LLP, counsel for the Company, to the effect that:

                           (i) each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own its property and to conduct its business as described in the Offering Memorandum;

                           (ii) the Company is duly qualified and is in good standing as a foreign corporation authorized to do business in The Commonwealth of Massachusetts and the State of California, which, to such counsel's knowledge, are the only states in which the Company owns or leases any real property in the United States;

                           (iii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

                           (iv) all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any Liens (it being understood that counsel acceptable to the Initial Purchasers may provide such opinion in lieu of Hale and Dorr LLP);

                           (v) the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and availability of equitable remedies may be limited by equitable principles of general applicability;

                           (vi) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as
                           (x) the enforceability thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (vii) the Notes are convertible into Common Stock in accordance with the terms of the Indenture; the shares of Common Stock initially issuable upon conversion of the Notes have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the terms of the Notes, will be validly issued, fully paid and nonassessable; the issuance of the Notes, and the Common Stock issuable upon conversion thereof, will not be subject to any pre-emptive rights under the Delaware General Corporate Law, the certificate of incorporation or by-laws of the Company or, to such counsel's knowledge, similar rights granted by contract;

                           (viii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Offering Memorandum;

                           (ix) this Agreement has been duly authorized, executed and delivered by the Company;

                           (x) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) except as to indemnification and contribution provisions under the Registration Rights Agreement may be limited under applicable law;

                           (xi) the statements under the captions "Description of Convertible Notes," "Description of Capital Stock," "Summary of Certain United States Federal Income Tax Consequences," "Plan of Distribution," "Notice to Investors," and in the first, second, third, fourth, sixth and seventh paragraphs of "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize in all material respects such legal matters, documents and proceedings;

                           (xii) the execution, delivery and performance of this Agreement and the other Operative Documents by the Company, the compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states and by Federal and state securities laws with respect to the Company's obligation under the Registration Rights Agreement), (ii) contravene any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is filed as an exhibit to any of the Company's filings with the Securities and Exchange Commission, under the Exchange Act which are incorporated by reference in the Offering Memorandum, (iii) violate any applicable law or any rule or regulation, or, to such counsel's knowledge, judgment, order or decree naming the Company or any subsidiary of any United States or Massachusetts court or any governmental body or agency having jurisdiction over the Company or its property;

                           (xiii) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of its property is or could be subject, which such counsel believes are likely to result, singly or in the aggregate, in a Material Adverse Effect;

                           (xiv) the Company is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                           (xv) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. Based upon and assuming the accuracy of the representations warranties of the Company and the Initial Purchasers, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales in the manner contemplated by this Agreement to qualify the Indenture under the TIA, it being understood that no opinion is expressed as to any subsequent resale of the Notes or the Common Stock;

                           (xvi) it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales to register the Securities under the Securities Act of 1933, assuming that the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in Section 7 of this Agreement and (ii) the accuracy of the representations of the Company set forth in Sections 6(gg) of this Agreement.

                           (xvii) each document filed under the Exchange Act incorporated by reference in the Offering Memorandum (except for financial statements and other financial and statistical data included therein, as to which such counsel need not express any opinion), complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

                           Such counsel shall also state that it has no reason to believe that, as of the date of the Offering Memorandum or as of the Closing Date or the Option Closing Date, as the case may be, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial and statistical data included therein, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The opinion of Hale and Dorr LLP described in Section 9(e) above shall be rendered to you at the request of the Company and shall so state therein. In giving such opinion with respect to the matters covered by the immediately preceding paragraph, Hale and Dorr LLP may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion of Hughes & Luce, patent counsel to the Company, dated the Closing date, in form and substance reasonably acceptable to them.

                  (g) The Initial Purchasers shall have received on the Closing Date the opinion of Kathryn L. Jorden, General Counsel to the Company, to the effect that the execution, delivery and performance of this Agreement and the other Operative Documents by the Company, the compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not contravene any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company.

                  (h) The Initial Purchasers shall have received on the Closing Date and on each Option Closing Date, an opinion, dated the Closing Date, of Ropes & Gray, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

                  (i) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date and each Option Closing Date, letters dated the date hereof or the Closing Date or an Option Closing Date, as the case may be, in the form and substance satisfactory to the Initial Purchasers from each of PricewaterhouseCoopers, LLP, independent public accountants to the Company and Network24 Communications, Inc., containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                  (j) The Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

                  (k) Application shall have been made for the approval for quotation on the Nasdaq National Market for the Securities.

                  (l) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

                  (m) The Company shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company.

                  (n) The Company shall not have failed at or prior to the Closing Date or the Option Closing Date, as the case may be, to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date or Option Closing Date, as the case may be.

         10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities generally or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                  If on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase the Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Notes set forth opposite its name in Schedule A bears to the aggregate principal amount of the Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
Section 10 by an amount in excess of one-ninth of such principal amount of the Notes without the written consent of such Initial Purchaser. If on the Closing Date, or an Option Closing Date, as the case may be, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Notes and the aggregate principal amount of the Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the

Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, or such Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

         11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company to 500 Technology Square, Cambridge, MA 02139, Attention: General Counsel and (ii) if to the Initial Purchasers, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers; the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, the officers or directors of the Company, or any person controlling the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of the Agreement.

                  If for any reason the Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company also agrees to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the officers and directors of the Company and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from the Initial Purchasers merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, and the Initial Purchasers.

                                               Very truly yours,

                                               AKAMAI TECHNOLOGIES, INC.


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.
THOMAS WEISEL PARTNERS LLC

By:      DONALDSON, LUFKIN & JENRETTE
               SECURITIES CORPORATION



By:
         ----------------------------------
         Name:
         Title:

By:      MORGAN STANLEY & CO. INCORPORATED


By:
         ----------------------------------
         Name:
         Title:

On behalf of the Initial Purchasers

                                   SCHEDULE A



                                                       Principal Amount
Initial Purchaser                                          of Notes
Donaldson, Lufkin & Jenrette Securities Corporation      $100,000,000

Morgan Stanley & Co. Incorporated                        $100,000,000

Salomon Smith Barney                                     $ 25,000,000
Inc.

Thomas Weisel Partners LLC                               $ 25,000,000

                                                         ------------
          Total                                          $250,000,000

                                   SCHEDULE B

                    SUBSIDIARIES OF AKAMAI TECHNOLOGIES, INC.



INTERVU Inc.

Network 24 Communications, Inc.

Akamai Securities Corporation

Network Associates, Inc.

Netpodium Inc.

Videolinx Communications, Inc.

                                    EXHIBIT A
                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT B

                                                        MANAGEMENT/DIRECTOR FORM



                                 June ___, 2000




Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Thomas Weisel Partners LLC


Dear Sirs and Mesdames:

         The undersigned understands that each of Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC (each a "PURCHASER") proposes to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with Akamai Technologies, Inc., a Delaware corporation (the "COMPANY") providing for the offering (the "OFFERING") of $250,000,000 in principal amount of Convertible Notes Due 2007 of the Company (the "NOTES").



         To induce the Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent and waiver of Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated, acting on behalf of the Underwriters, the undersigned will not, during the period commencing on the date hereof and ending 90 days after the date of the pricing of the Notes, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK") or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired by the undersigned in open market transactions or the sale or transfer of shares to the acquiror in connection with the sale of the Company pursuant to a merger, sale of stock, sale of assets or otherwise. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation, it will not, during the period commencing on the date hereof and ending 90 days after the date of the pricing of the Notes, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Notwithstanding the above, beginning after the 60th day after the date of the pricing of the Notes, 5% of the shares of Common Stock held by the undersigned shall cease to be subject to the terms of this lock-up.



       Notwithstanding the foregoing: (i) gifts and transfers by will or intestacy; or (ii) transfers to (A) the undersigned's members, partners, stockholders, affiliates or immediate family, (B) a trust, the beneficiaries of which are the undersigned and/or members of the undersigned's immediate family, or (C) a trust or other entity for charitable and/or estate or financial planning purposes, shall not be prohibited by this agreement; provided, that (x) the donee or transferee agrees in writing to be bound by the foregoing in the same manner as it applies to the undersigned, and (y) if the donor or transferor is a reporting person subject to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the

Exchange Act. For purposes hereof, "immediate family" shall mean spouse, lineal descendants, father, mother, brother or sister of the transferor and father, mother, brother or sister of the transferor's spouse.


       Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated, acting on behalf of the Underwriters, may in their sole discretion waive or amend any restriction contained in any lock-up agreement with a shareholder of the Company; provided, that, if any shareholder listed on Exhibit A hereto (the "Permitted Seller") sells in excess of an aggregate of 5,000 shares of Common Stock pursuant to any such waiver or amendment, the undersigned shall be permitted to sell that percentage of his, her or its total number of shares of Common Stock that equals the percentage obtained by dividing
(x) the number of shares of Common Stock in excess of 5,000 that are sold by the Permitted Seller pursuant to such waiver or amendment, by (y) the total number of shares of Common Stock held by the Permitted Seller prior to such sale. The undersigned agrees that the terms of this lock-up supercedes the terms of any and all other lock-ups relating to Common Stock of the Company entered into by the undersigned prior to the date hereof.

       The undersigned agrees that the terms of this lock-up supercede the terms of any and all other lock-ups relating to Common Stock of the Company entered into by the undersigned prior to the date hereof. This agreement shall automatically terminate if any of the persons listed on Schedule A hereto fail to sign a lock-up substantially in the form hereof prior to the date of the closing of the Offering, if the Purchase Agreement is not entered into by June 23, 2000 or if the Purchasers do not purchase the Notes and the Purchase Agreement is terminated pursuant to its terms.



                                   Very truly yours,






                                   ---------------------------------------------
                                   (Print Name - Individual or Entity)




                                   ---------------------------------------------
                                   (Signature)




                                   ---------------------------------------------
                                   (Title, if applicable)



                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                    (Address)

                                   SCHEDULE A






George H. Conrades

Paul Sagan

F. Thomson Leighton

Daniel M. Lewin

Timothy Weller

Robert O. Ball III

Earl P. Galleher III

Steven P. Heinrich

Jonathan Seelig

Arthur H. Bilger

Avraham T. Freedman

Ross A. Seider

Wendy Ziner

Kathryn Jorden

Todd A. Dagres

Terrance G. McGuire

Edward W. Scott

Battery Ventures IV, L.P.

Battery Investment Partners IV, LLC

Baker Communications Fund, L.P.

Polaris Venture Management Co. II., L.L.C.

Polaris Venture Partners II L.P.

Polaris Venture Partners Founders' Fund II L.P.

ADASE Partners L.P.

                                                                     EXHIBIT C-1

                                                                   TRUST VERSION


                                  June __, 2000


Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Thomas Weisel Partners LLC


Dear Sirs and Mesdames:

         The undersigned understands that each of Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC (each a "PURCHASER") proposes to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with Akamai Technology, Inc., a Delaware corporation (the "COMPANY") providing for the offering (the "OFFERING") of $250,000,000 in principal amount of Convertible Notes Due 2007 of the Company (the "NOTES").



         To induce the Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent and waiver of Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated, acting on behalf of the Underwriters, the undersigned will not, during the period commencing on the date of the expiration of the undersigned's existing lock-up with any of the Purchasers and ending 90 days after the date of the pricing of the Notes, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK") or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired by the undersigned in open market transactions, (b) transactions relating to shares of Common Stock that were subject to the partial early release granted to the undersigned by Morgan Stanley & Co. Incorporated effective on March 29, 2000, or (c) the sale or transfer of shares to the acquiror in connection with the sale of the Company pursuant to a merger, sale of stock, sale of assets or otherwise. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation, it will not, during the period commencing on the date hereof and ending 90 days after the date of the pricing of the Notes, make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Notwithstanding the above restrictions, beginning after July 25, 2000, 20% of the shares of Common Stock held by the undersigned shall cease to be subject to the terms of this lock-up.



       Notwithstanding the foregoing, transfers to (i) the undersigned's beneficiaries or affiliates, (ii) a trust, the beneficiaries of which are the undersigned, any beneficiary of the undersigned and/or immediate family members of any beneficiaries of the undersigned or (iii) a trust or other entity for charitable and/or estate or financial planning purposes, shall not be prohibited by this agreement; provided, that (x) the donee or transferee agrees in writing to be bound by the foregoing in the same manner as it applies to the undersigned and (y) if the donor or transferor is a reporting person subject to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the Exchange Act. For purposes hereof, "immediate family" shall mean spouse, lineal descendants, father, mother, brother or sister of the transferor and father, mother, brother or sister of the transferor's spouse.


       Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated, acting on behalf of the Underwriters, may in their discretion waive or amend any restriction contained in any lock-up agreement with a shareholder of the Company; provided that if any shareholder listed on Schedule A hereto (the "Permitted Seller") sells, distributes or otherwise transfers in excess of an aggregate of 5,000 shares of Common Stock pursuant to any such waiver or amendment, the undersigned shall be permitted to sell that percentage of his, her or its total number of shares of Common Stock that equals the percentage obtained by dividing (x) the number of shares of Common Stock in excess of 5,000 that are sold by the Permitted Seller pursuant to such waiver or amendment, by (y) the total number of shares of Common Stock held by the Permitted Seller prior to such sale.


       The undersigned agrees that the terms of this lock-up supercedes the terms of any and all other lock-ups relating to Common Stock of the Company entered into by the undersigned prior to the date hereof.

       This agreement shall automatically terminate if the Purchase Agreement is not entered into by June 23, 2000 or if the Purchasers do not purchase the Notes and the Purchase Agreement is terminated pursuant to its terms.



                                   Very truly yours,




                                   ---------------------------------------------
                                   (Print Name of Trust)




                                   ---------------------------------------------
                                   (Authorized Signature)




                                   ---------------------------------------------
                                   (Title)





                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   (Address and Telephone Number)

                                   SCHEDULE A





ATREL Trust
Mallard Trust
George Conrades Trust
AKME Trust
Arthur Bilger 1996 Trust

                                                                     EXHIBIT C-2

                                                        CHARITABLE TRUST VERSION




                                  June __, 2000


Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Thomas Weisel Partners LLC


Dear Sirs and Mesdames:

         The undersigned understands that each of Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC (each a "PURCHASER") proposes to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with Akamai Technology, Inc., a Delaware corporation (the "COMPANY") providing for the offering (the "OFFERING") of $250,000,000 in principal amount of Convertible Notes Due 2007 of the Company (the "NOTES").



         To induce the Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent and waiver of either Donaldson, Lufkin & Jenrette Securities Corporation or Morgan Stanley & Co. Incorporated, acting on behalf of the Underwriters, the undersigned will not, during the period commencing on the date of the expiration of the undersigned's existing lock-up with any of the Purchasers and ending 90 days after the date of the pricing of the Notes, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK") or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired by the undersigned in open market transactions or the sale or transfer of shares to the acquiror in connection with the sale of the Company pursuant to a merger, sale of stock, sale of assets or otherwise. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation, it will not, during the period commencing on the date hereof and ending 90 days after the date of the pricing of the Notes, make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Notwithstanding the above, beginning after July 25, 2000, 50% of the shares of Common Stock held by the undersigned shall cease to be subject to the terms of this lock-up.



       Notwithstanding the foregoing, transfers to (i) the undersigned's beneficiaries or affiliates, (ii) a trust, the beneficiaries of which are the undersigned, any beneficiary of the undersigned and/or immediate family members of any beneficiaries of the undersigned or (iii) a trust or other entity for charitable and/or estate or financial planning purposes, shall not be prohibited by this agreement; provided, that (x) the donee or transferee agrees in writing to be bound by the foregoing in the same manner as it applies to the undersigned and (y) if the donor or transferor is a reporting person subject to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the Exchange Act. For purposes hereof, "immediate family" shall mean spouse, lineal descendants, father, mother, brother or sister of the transferor and father, mother, brother or sister of the transferor's spouse.

       The undersigned agrees that the terms of this lock-up supercedes the terms of any and all other lock-ups relating to Common Stock of the Company entered into by the undersigned prior to the date hereof.

       This agreement shall automatically terminate if the Purchase Agreement is not entered into by June 23, 2000 or if the Purchasers do not purchase the Notes and the Purchase Agreement is terminated pursuant to its terms.



                                   Very truly yours,




                                   ---------------------------------------------
                                   (Print Name of Trust)




                                   ---------------------------------------------
                                   (Authorized Signature)




                                   ---------------------------------------------
                                   (Title)





                                   ---------------------------------------------
                                   ---------------------------------------------
                                   ---------------------------------------------
                                   (Address and Telephone Number)

                                     ANNEX 1



MANAGEMENT/DIRECTOR LOCK-UP (EXHIBIT B)


George H. Conrades
Paul Sagan
F. Thomas Leighton
Daniel M. Lewin
Timothy Weller
Robert O. Ball III
Earl P. Galleher III
Steven P. Heinrich
Jonathan Seelig
Arthur H. Bilger
Avraham T. Freedman
Ross A. Seider
Wendy Ziner
Kathryn Jordon
Todd A. Dagres
Terrance G. McGuire
Edward W. Scott
Battery Ventures IV, L.P.
Battery Investment Partners IV, LLC
Baker Communications Fund, L.P.
Polaris Venture Management Co. II., L.L.C.
Polaris Venture Partners Founders' Fund II L.P.
ADASE Partners L.P.

TRUST LOCK-UP (EXHIBIT C-1)

ATREL Trust
Mallard Trust
George Conrades Trust
AKME Trust
Arthur Bilger 1996 Trust


CHARITABLE TRUST LOCK-UP (EXHIBIT C-2)

New TAB Trust
Aurora Trust